Exhibit 99.2

March 2024 Lument Finance Trust Q4 2023 Earnings Supplemental

Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Lument Finance Trust, Inc. (NYSE: LFT) (“LFT,” the “Company,” “we,” “our,” or “us”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative version of these words or other comparable words or other statements that do not relate strictly to historical or factual matters. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10 - K for the year ended December 31, 2023, which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The forward - looking statements contained in this presentation speak only as of March 18th, 2024. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures, including Distributable Earnings. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our operating results and to assist investors in comparing our operating results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Please refer to this presentation’s Appendix for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

Company Overview 3 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager. • Experienced management team with average of 27 years of industry experience across multiple economic cycles. • Affiliation with ORIX Corporation USA, the US subsidiary of ORIX Corporation, the publicly traded Tokyo - based international financial services firm. • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments. • The Company is externally managed by Lument Investment Management, an affiliate of ORIX Corporation USA. Attractive Investment Profile • Emphasis on middle market multifamily debt investments which are well positioned for the current environment. • Strong credit and asset management capabilities. • Attractive financing source via match term, non - recourse, non mark - to - market, collateralized financing structures.

Q4 2023 Updates 4 Note: (1) We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (los s) and cash flows from operating activities determined in accordance with GAAP. Distributable Earnings mirrors how we calculated Core Earnings in the past. Please see Appendix for reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. (3) Based on carrying value. (4) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 3 5 months. Financial Results • Q4 2023 and FY 2023 GAAP net income attributable to common stockholders of $0.07 and $0.29 per share of common stock, respectively. • Q4 2023 and FY 2023 Distributable Earnings (1) of $0.10 and $0.26 per share of common stock, respectively. • On December 12, 2023, the Company declared a cash dividend for the quarter of $0.07 per share of common stock. Cumulative cash dividends declared for the year totaled $0.26 per share of common stock. • The Company also declared a cash dividend for the quarter of $0.49219 per share of 7.875% Cumulative Redeemable Series A Preferred Stock. Cumulative cash dividends declared for the year totaled of $1.96876 per share of 7.875% Cumulative Redeemable Series A Preferred Stock. • Q4 2023 Book Value Per Share of Common Stock of $3.46 (2) . Highlights • During the quarter, the Company experienced $42.9 million of loan payoffs while acquiring and/or funding $77.2 million of loan assets. Loans acquired during the quarter were acquired at an aggregate discount to par of $0.6 million. • For the full year 2023, the Company experienced $271.4 million of loan payoffs while acquiring and/or funding $602.3 million of loan assets. Loans acquired during FY 2023 were acquired at an aggregate discount to par of $8.1 million. Investment Portfolio Overview • As of December 31, 2023, LFT’s investment portfolio consisted of floating - rate CRE loans of which approximately 94.0% (3) were collateralized by multifamily assets. • As of December 31, 2023, the Company’s $1.4 billion loan portfolio had a weighted average remaining term of 13 months (4) , a weighted average interest rate of SOFR + 3.54%, and unamortized purchase discounts of $7.0 million. • The weighted average risk rating of the portfolio increased to 3.5 from 3.4 in the prior quarter, with 75.7% of the portfolio rated “3” (Moderate Risk) or better. • No asset - specific reserves were recorded during the period. Capitalization • The floating - rate CRE loan portfolio is financed primarily through the Company’s two outstanding secured financings: • $833.8 million of investment grade notes issued through LMNT 2021 - FL1. • $317.7 million of investment grade notes issued through LMF 2023 - 1.

Q4 2023 Balance Sheet Summary 5 Balance Sheet (thousands) December 31, 2023 (1) Commercial mortgage loans held - for - investment (net of allowance for credit losses) $1,383,881 Cash and cash equivalents 51,247 Restricted cash (2) 270 Accrued interest receivable 8,589 Investment related receivable 0 Other assets (3) 2,945 Total assets $1,446,932 Secured financings (4) $1,146,211 Credit facility (4) 47,220 Other liabilities 12,709 Total liabilities $1,206,140 Total equity $240,792 Total liabilities / total equity 5.01x Book Value Per Share of Common Stock (5) $3.46 Note: (1) See Appendix for detailed consolidated balance sheet, including the Company’s consolidated variable interest entities (“VIE’s”). (2) Restricted cash held by LMNT 2021 - FL1 and the LMF 2023 - 1 is available for investment in eligible mortgage assets. (3) Includes mortgage servicing rights, carried at fair value of $0.7 million. (4) Outstanding principal amount of investment grade notes issued by LMNT 2021 - FL1 and LMF 2023 - 1 is $833.8 million and $317.7 million, respectively. The unpaid principal balance of the credit facility is $47.8 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balance, net of any una mor tized discounts and debt issuance costs. (5) See Appendix for definition of Book Value Per Share of Common Stock.

Q4 2023 Income Statement Summary 6 Summary Income Statement (thousands) Three Months Ended December 31, 2023 Twelve Months Ended December 31, 2023 Net interest income $9,093 $34,393 Total other income (loss) (1,372) (2,419) Operating expenses (2,711) (12,254) Benefit (provision) from income taxes 4 (6) Preferred dividends (1,185) (4,740) Net income attributable to common stockholders $3,829 $14,974 Weighted average shares outstanding during the period, basic and diluted 52,231,722 52,231,296 Net income attributable to common stockholders per share $0.07 $0.29 GAAP Net Income to Distributable Earnings Reconciliation (thousands) Three Months Ended December 31, 2023 Twelve Months Ended December 31, 2023 Net Income attributable to common stockholders $3,829 $14,974 Adjustments: Unrealized (gains) losses on mortgage servicing rights 56 104 Recognized compensation expense related to restricted common stock 0 6 Unrealized provision for credit losses 1,357 2,524 Realized loss on commercial mortgage loans 0 (4,272) Provision for (benefit from) income taxes (4) 6 Distributable Earnings (1) $5,238 $13,343 Weighted average shares outstanding during the period, basic and diluted 52,231,722 52,231,296 Distributable Earnings per share of common stock $0.10 $0.26 Dividend per share of common stock $0.07 $0.26 Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP.

Earnings and Book Value Per Share of Common Stock 7 $0.09 $0.03 $0.10 $0.07 $0.00 $0.04 $0.11 $0.10 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Net Income Attributable to Common Stockholders Distributable Earnings/Share $3.46 $3.43 $3.46 $3.46 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Net Income Attributable to Common Stockholders & Distributable Earnings (1) Per Share of Common Stock Book Value Per Share of Common Stock (2) Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to Net Income Attributable to Common Stockh olders. (2) See Appendix for definition of Book Value Per Share of Common Stock. CECL implemented on January 1, 2023. BVPS is net of CECL reserve of $0.06 as of 3/31/23.

Investment Portfolio 8 Geographic Concentration (2) Multi - Family , $1,301.4 , 94.0% Seniors Housing & Healthcare , $75.2 , 5.4% Self Storage , $7.3 , 0.5% Property Type (2) $1,383.9 Note: (1) Based on carrying value. (2) $ In millions, based on carrying value. • On December 31, 2023, the Company owned a portfolio of floating - rate CRE loans with a carrying value of $1.4 billion. 94.0% (1) of the portfolio was invested in loans collateralized by multifamily assets. • The Company anticipates that it will continue to focus on investment opportunities within multifamily credit. The Company does not own any hospitality, retail, or office loan assets and has limited exposure to seniors housing and self - storage. TX , $390.7 , 28.2% FL , $226.1 , 16.3% GA , $157.9 , 11.4% NJ , $133.2 , 9.6% NC , $59.3 , 4.3% Other States , $416.7 , 30.1% $1,383.9

Multi - Family , $69.8 , 90.5% Self Storage , $7.4 , 9.5% Q4 2023 Loan Activity 9 Multi - Family , $23.3 , 54.2% Self Storage , $19.6 , 45.8% Q4 Payoffs by Property Type (1) $42.9 • The Company experienced $42.9 million of loan payoffs during the quarter and $271.4 million throughout 2023. • The Company acquired and/or funded $ 77.2 million of loans during the quarter and $602.3 million throughout 2023. Note: (1) $ In millions, based on carrying value. Q4 Acquisitions by Property Type (1) $77.2 Multi - Family , $570.9 , 94.8% Healthcare , $24.0 , 4.0% Self Storage , $7.4 , 1.2% FY 2023 Payoffs by Property Type (1) $602.3 FY 2023 Acquisitions by Property Type (1) Multi - Family , $235.1 , 86.6% Self Storage , $19.6 , 7.2% Retail , $16.7 , 6.1% $271.4

Portfolio Credit 10 • As of December 31, 2023, 96.7% of the Company’s portfolio was performing (1) , with 75.7% of the portfolio rated “3” (Moderate Risk) or better. • Weighted average risk rating (2) increased slightly quarter over quarter from 3.4, primarily driven by a migration of assets to “3” - rating from a “2” - rating. 99.0% 97.9% 98.8% 98.8% 95.0% 96.7% 2.5% 3.9% 4.6% 5.1% 5.3% 5.4% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 % Performing Average 1M SOFR Asset Performance (1) Weighted Average Risk Rating (2) Note: (1) An asset is defined as performing if it is not in default, or not on non - accrual status. (2)Weighted average risk rating is weighted based on carrying value of portfolio assets. 2.7 3.0 3.2 3.4 3.4 3.5 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 1 2 3 4 5 Weighted Avg Risk Rating

Q4 2023 Capital Structure Overview

- The Company does not currently utilize repurchase or warehouse facility financing and therefore is not subject to margin calls on any of its assets from repo or warehouse lenders.
- Primary sources of financing include two secured financings (LMNT 2021-FL1 and LMF 2023-1), preferred stock, and a corporate term loan.

Capital Structure Composition


Match Term Non-Recourse Financing
3.3%
4.2%
12.5%
80.0%
$1,439.9 million(5)
Secured Financing
Preferred Equity
Common Equity
Term Loan

Capital Structure Detail

($ in millions)

	Maturity Date	Rate	Advance Rate	Amount
Secured Financings[1]				
LMNT 2021-FL1	July 2032	S + 1.55%	83.4%	$833.8
LMF 2023-1 Financing	June 2039	S + 3.10%	82.2%	$317.7
Credit Facilities				
Term Loan[2]	February 2026	7.25%		$47.8
Total Debt				**$1,199.2**
Equity				
Preferred Equity[3]	N/A	7.875%		$60.0
Book Value of Common Equity[4]	N/A			$180.7
Total Capitalization[5]				**$1,439.9**

Note: (1) Secured financing shown at par value. LMNT 2021-FL1 GAAP carrying value of $831.8 million includes $1.9 million of unamortized debt issuance costs. LMF 2023-1 carrying value of $314.4 million includes $3.3 million of unamortized debt issuance costs.
(2) Term loan shown at par value. GAAP carrying value of $47.2 million includes $0.5 million of unamortized debt issuance costs.
(3) Preferred equity shown at $60 million liquidation preference.
(4) Noncontrolling interest was $99,500 as of 12/31/2023 and is excluded from common equity above.
(5) LFT total capitalization is a non-GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconciliation to GAAP.

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($3,689) ($2,459) ($1,230) $1,230 $2,459 $3,689 $4,919 -150 bps -100 bps -50 bps +50 bps +100 bps +150 bps +200 bps $ in Thousands Change in SOFR Net Interest Income Sensitivity to Shifts in Term SOFR 12 Floating Rate Assets (3) $1,397 Floating Rate Liabilities (4) - $1,151 Net Exposure $246 Floating - Rate Exposure (2) Annual Net Interest Income Sensitivity to Shifts in Term SOFR (5) $ in Millions Note: (1) The Company converted its LIBOR - based loans and CLO liabilities to term SOFR on July 6 th , 2023. (2) Net Exposure represents UPB of floating rate portfolio assets net of par value of secured floating rate debt outstanding. (3) Figure reflects unpaid principal balance of floating - rate loan portfolio. (4) Comprised of outstanding securitization notes related to 2021 - FL1 and LMF 2023 - 1, both of which are indexed to one - month SO FR. Figure reflects par value of notes. (5) Assumes starting 30 - day term SOFR of 5.38%. • 100% floating - rate loan portfolio. • 100% of portfolio is indexed to 30 - day term SOFR (1) .

Appendix

12/31/2023 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Unamortized Discount/Premium	Initial Term (months)	As-Is LTV at Origination[1]
1	Loan 1	12/16/2021	1/3/2025	Multi-Family	Daytona	FL	51,375,000	3.05%	0	37	71.70%
2	Loan 2	11/22/2019	11/3/2023	Multi-Family	Virginia Beach	VA	36,781,588	3.27%	0	48	77.10%
3	Loan 3	6/28/2021	7/6/2024	Multi-Family	Barrington	NJ	36,658,084	3.05%	(11,619)	36	78.13%
4	Loan 4	6/8/2021	7/5/2024	Multi-Family	Chattanooga	TN	33,360,000	3.65%	0	37	79.76%
5	Loan 5	3/22/2022	4/5/2025	Multi-Family	Seneca	SC	31,876,244	3.35%	(586,121)	37	74.54%
6	Loan 6	6/28/2022	7/3/2025	Multi-Family	Dallas	TX	31,602,808	3.90%	(478,708)	36	71.59%
7	Loan 7	12/29/2021	1/6/2025	Multi-Family	Multi	NC	30,709,146	3.85%	0	36	59.90%
8	Loan 8	6/8/2021	7/5/2024	Multi-Family	Miami	FL	30,576,666	3.20%	0	37	74.26%
9	Loan 9	5/20/2021	6/6/2024	Multi-Family	Marietta	GA	30,220,508	3.10%	(19,636)	37	77.02%
10	Loan 10	8/25/2022	9/5/2025	Multi-Family	Wilmington	NC	28,653,440	4.00%	0	36	71.45%
11	Loan 11	6/7/2021	7/5/2024	Multi-Family	San Antonio	TX	27,569,521	3.40%	(4,190)	37	80.00%
12	Loan 12	11/2/2021	11/5/2024	Multi-Family	Melbourne	FL	26,049,291	3.70%	(215,316)	36	72.09%
13	Loan 13	8/26/2021	8/5/2024	Multi-Family	Clarkston	GA	25,440,413	3.50%	(1,240)	35	79.00%
14	Loan 14	11/15/2021	12/6/2024	Multi-Family	El Paso	TX	24,330,000	3.10%	0	37	75.96%
15	Loan 15	10/18/2021	11/6/2024	Multi-Family	Cherry Hill	NJ	23,348,000	3.00%	0	37	72.40%
16	Loan 16	8/26/2021	9/5/2024	Multi-Family	Union City	GA	22,872,354	3.35%	(3,906)	36	70.40%
17	Loan 17	4/27/2022	5/5/2025	Multi-Family	North Brunswick	NJ	22,182,443	3.40%	(145,601)	36	79.90%
18	Loan 18	3/22/2022	4/5/2025	Multi-Family	York	PA	21,934,375	3.30%	(523,963)	37	79.17%
19	Loan 19	11/16/2021	12/5/2024	Multi-Family	Dallas	TX	21,916,753	3.20%	(9,236)	37	73.54%
20	Loan 20	7/8/2022	8/5/2025	Multi-Family	Arlington	TX	21,818,465	3.75%	(306,198)	37	67.10%
21	Loan 21	8/31/2021	9/6/2024	Multi-Family	Houston	TX	21,644,684	3.30%	(2,267)	36	74.20%

Continued on the following page

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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12/31/2023 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Unamortized Discount/Premium	Initial Term (months)	As-Is LTV at Origination[1]
22	Loan 22	11/29/2022	12/5/2025	Healthcare	Glendale	WI	20,360,000	4.00%	0	36	45.00%
23	Loan 23	6/10/2022	7/5/2025	Multi-Family	Various	GA	20,250,372	3.75%	(312,330)	37	75.79%
24	Loan 24	11/5/2021	11/5/2024	Multi-Family	Orlando	FL	19,625,274	3.00%	(5,523)	36	78.05%
25	Loan 25	4/13/2022	5/5/2025	Multi-Family	Decatur	GA	18,989,494	3.55%	(370,618)	37	75.70%
26	Loan 26	11/21/2022	12/5/2025	Healthcare	Houston	TX	18,920,000	4.00%	0	37	67.00%
27	Loan 27	11/23/2021	12/5/2024	Multi-Family	Orange	NJ	18,834,024	3.20%	(5,486)	36	78.00%
28	Loan 28	2/2/2022	2/6/2025	Multi-Family	Houston	TX	18,660,822	3.50%	(147,092)	36	77.50%
29	Loan 29	2/11/2022	3/5/2025	Multi-Family	Tampa	FL	18,599,480	3.60%	0	37	77.99%
30	Loan 30	10/12/2021	2/6/2024	Multi-Family	Atlanta	GA	17,500,000	3.15%	0	28	42.90%
31	Loan 31	5/26/2022	6/6/2024	Multi-Family	Brooklyn	NY	17,263,000	3.75%	0	24	64.30%
32	Loan 32	3/31/2022	4/5/2025	Multi-Family	Tallahassee	FL	16,956,276	3.30%	(365,774)	36	74.80%
33	Loan 33	11/10/2022	12/5/2025	Healthcare	Austin	TX	16,690,000	4.00%	0	37	65.00%
34	Loan 34	12/1/2021	12/5/2024	Multi-Family	Horn Lake	MS	15,449,323	3.30%	(15,766)	36	75.70%
35	Loan 35	2/1/2022	2/5/2025	Multi-Family	San Antonio	TX	15,400,000	3.45%	0	36	79.79%
36	Loan 36	4/6/2022	4/4/2025	Multi-Family	Vineland	NJ	15,347,180	3.75%	(248,227)	36	77.00%
37	Loan 37	4/6/2022	4/5/2025	Multi-Family	Haltom City	TX	15,156,425	3.45%	(252,640)	36	74.10%
38	Loan 38	12/2/2021	12/6/2024	Multi-Family	Colorado Springs	CO	15,010,343	3.00%	0	36	72.48%
39	Loan 39	2/22/2022	3/5/2025	Multi-Family	Philadelphia	PA	15,000,000	3.80%	0	36	80.00%
40	Loan 40	6/15/2022	7/5/2025	Multi-Family	Denton	TX	14,511,455	3.90%	(9,972)	37	73.00%
41	Loan 41	7/26/2022	8/5/2025	Multi-Family	Atlanta	GA	14,351,599	3.65%	(268,905)	36	65.15%
42	Loan 42	4/27/2022	5/5/2025	Multi-Family	Houston	TX	14,171,704	3.70%	(254,411)	36	79.60%
43	Loan 43	1/13/2022	2/5/2025	Multi-Family	Indianapolis	IN	14,119,842	3.75%	(190,181)	37	80.00%
44	Loan 44	11/21/2022	12/5/2025	Healthcare	Southlake	TX	14,030,000	4.00%	0	37	48.00%

Continued on the following page

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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12/31/2023 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Unamortized Discount/Premium	Initial Term (months)	As-Is LTV at Origination[1]
45	Loan 45	12/28/2021	1/3/2025	Multi-Family	Houston	TX	14,000,000	3.25%	(214,653)	36	71.22%
46	Loan 46	5/13/2022	6/5/2025	Multi-Family	Decatur	AL	13,885,769	3.50%	(119,462)	37	59.21%
47	Loan 47	4/12/2021	5/5/2024	Multi-Family	Cedar Park	TX	13,666,721	3.75%	0	37	66.70%
48	Loan 48	6/10/2022	7/5/2025	Multi-Family	Blakely	PA	13,625,505	3.90%	(99,181)	37	75.00%
49	Loan 49	10/6/2023	10/4/2024	Multi-Family	Garfield	NJ	13,191,852	4.00%	0	12	65.50%
50	Loan 50	12/13/2021	1/5/2024	Multi-Family	Evansville	IN	12,600,000	3.30%	0	25	74.30%
51	Loan 51	12/28/2021	1/3/2025	Multi-Family	Houston	TX	12,322,717	3.25%	(119,341)	36	71.20%
52	Loan 52	1/25/2022	2/6/2025	Multi-Family	Corpus Christi	TX	12,249,079	3.55%	(148,122)	36	78.76%
53	Loan 53	5/12/2022	6/5/2025	Multi-Family	Ypsilanti	MI	11,926,591	3.50%	(191,907)	37	68.40%
54	Loan 54	12/10/2021	1/5/2025	Multi-Family	Los Angeles	CA	11,662,582	3.50%	(282,033)	37	67.93%
55	Loan 55	3/4/2022	3/5/2025	Multi-Family	Houston	TX	11,467,505	3.45%	(266,666)	36	78.30%
56	Loan 56	4/14/2022	5/5/2025	Multi-Family	Irving	TX	11,287,602	3.50%	(194,811)	37	74.90%
57	Loan 57	10/28/2021	11/6/2024	Multi-Family	Tampa	FL	11,202,535	2.95%	0	36	75.70%
58	Loan 58	4/23/2021	5/6/2024	Multi-Family	Tualatin	OR	10,986,357	3.20%	(2,431)	36	73.90%
59	Loan 59	5/3/2022	5/5/2025	Multi-Family	Port Richey	FL	10,818,945	3.55%	(229,803)	36	79.05%
60	Loan 60	9/30/2021	10/4/2024	Multi-Family	Clearfield	UT	10,795,000	3.15%	0	36	67.98%
61	Loan 61	12/29/2021	1/3/2025	Multi-Family	Phoenix	AZ	10,615,094	3.65%	(5,820)	36	75.90%
62	Loan 62	6/28/2022	7/4/2025	Multi-Family	Colorado Springs	CO	10,531,845	3.90%	0	36	73.06%
63	Loan 63	12/2/2021	12/6/2024	Multi-Family	Tomball	TX	9,975,000	3.40%	0	36	68.50%
64	Loan 64	11/23/2021	12/5/2024	Multi-Family	Atlanta	GA	9,856,000	3.35%	0	36	79.50%
65	Loan 65	1/14/2022	2/5/2025	Multi-Family	Houston	TX	9,609,250	3.60%	0	37	78.76%
66	Loan 66	7/14/2022	8/5/2025	Multi-Family	Bradenton	FL	9,429,206	3.90%	(78,381)	37	74.40%

Continued on the following page

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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12/31/2023 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance[1]	Note Spread[2]	Unamortized Discount/Premium	Initial Term (months)	As-Is LTV at Origination[3]
67	Loan 67	8/5/2022	8/5/2025	Multi-Family	San Antonio	TX	9,127,649	4.35%	(43,597)	36	75.00%
68	Loan 68	10/21/2021	11/5/2024	Multi-Family	Madison	TN	9,100,000	3.20%	0	37	68.42%
69	Loan 69	8/16/2021	9/6/2024	Multi-Family	Columbus	OH	8,889,177	0.00%	0	37	75.00%
70	Loan 70	10/29/2021	11/5/2024	Multi-Family	Riverside	MO	8,717,380	3.40%	(7,014)	36	76.60%
71	Loan 71	5/12/2021	6/5/2024	Multi-Family	Lakeland	FL	8,220,000	3.35%	0	37	76.80%
72	Loan 72	6/22/2022	7/3/2025	Multi-Family	Des Moines	IA	8,175,500	4.00%	0	36	72.03%
73	Loan 73	5/26/2022	6/5/2025	Multi-Family	Haltom City	TX	8,116,833	4.00%	(76,807)	36	74.38%
74	Loan 74	6/24/2022	7/6/2025	Multi-Family	Moncks Corner	SC	7,934,160	4.15%	0	36	67.80%
75	Loan 75	11/16/2021	12/6/2023	Multi-Family	Cape Coral	FL	7,680,000	3.25%	0	25	79.18%
76	Loan 76	6/3/2022	6/5/2025	Self Storage	Deer Park	NY	7,367,500	3.60%	(68,309)	36	72.50%
77	Loan 77	9/28/2021	10/4/2024	Multi-Family	Chicago	IL	7,286,000	3.65%	0	36	75.90%
78	Loan 78	7/1/2021	7/5/2024	Multi-Family	Harker Heights	TX	7,169,838	3.60%	0	36	72.30%
79	Loan 79	10/7/2022	11/5/2024	Multi-Family	Fairborn	OH	7,000,000	4.10%	0	25	79.10%
80	Loan 80	10/24/2022	11/6/2024	Healthcare	Various	FL	6,100,000	4.50%	0	24	71.00%
81	Loan 81	4/8/2022	5/5/2025	Multi-Family	St. Petersburg	FL	6,096,412	4.00%	(95,230)	37	75.50%
82	Loan 82	5/21/2021	6/6/2024	Multi-Family	Youngtown	AZ	5,994,000	3.65%	0	37	71.40%
83	Loan 83	7/14/2021	8/6/2024	Multi-Family	Birmingham	AL	5,913,912	3.70%	(625)	37	71.69%
84	Loan 84	10/26/2021	11/6/2024	Multi-Family	Indianapolis	IN	5,812,000	3.85%	0	36	77.08%
85	Loan 85	11/19/2021	12/5/2024	Multi-Family	Huntsville	AL	5,519,604	3.75%	(1,744)	37	78.75%
86	Loan 86	4/30/2021	5/5/2024	Multi-Family	Daytona Beach	FL	5,285,500	3.65%	0	36	77.40%
87	Loan 87	12/13/2021	1/5/2024	Multi-Family	Evansville	IN	5,250,000	3.30%	0	25	73.90%
88	Loan 88	10/6/2023	10/4/2024	Multi-Family	Garfield	NJ	4,808,148	4.00%	0	12	65.50%
	Total / Average						**1,397,385,160**	**3.48%**	**(7,000,863)**	**36**	**72.84%**

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Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

17

Consolidated Balance Sheets 18

Consolidated Statement of Income 19

Detailed Walk of Allowance for Loan Losses 20

Reconciliation of Net Income to Distributable Earnings 21 For the Three Months Ended GAAP to Distributable Earnings Reconciliation December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Reconciliation of GAAP to non - GAAP Information Net income attributable to common stockholders $3,828,893 $5,174,685 $1,389,185 $4,581,733 Adjustments for non - Distributable earnings Unrealized losses (gains) on mortgage servicing rights 56,334 (1,573) (206) 49,129 Realized loss on commercial mortgage loans - - - (4,271,672) Unrealized provision for credit losses 1,357,254 791,563 555,083 (179,684) Subtotal 1,413,588 789,990 554,877 (4,402,227) Other Adjustments Recognized compensation expense related to restricted common stock - - 2,836 3,358 Adjustment for income taxes (4,057) 19,803 223 (10,246) Subtotal (4,057) 19,803 3,059 (6,888) Distributable Earnings 5,238,424 5,984,478 1,947,121 172,618 Weighted average shares outstanding, b asic and diluted 52,231,722 52,231,152 52,231,152 52,231,152 Distributable Earnings per share of common stock , b asic and diluted $0.10 $0.11 $0.04 $0.00

Detailed Walk of Capitalization as of 12/31/2023 22 (in 000's) 12/31/2023 Total GAAP liabilities and stockholders' equity $1,446,833 Adjustments for Capitalization ( - ) Accrued interest payable (4,093) ( - ) Dividends payable (4,655) ( - ) Fees and expenses payable to Manager (1,588) ( - ) Other accounts payable and accrued expenses (2,374) ( + ) Other capitalized financing & issuance costs 5,769 LFT Capitalization $1,439,893

Book Value Per Share of Common Stock as of 12/31/2023 23 (in 000's) Book Value per Share of Common Stock Total stockholders’ equity $240,792 ( - ) Preferred equity (60,000) (1) ( - ) Non - controlling interest (100) Common equity $180,693 Shares outstanding 52,231,152 Book Value Per Share of Common Stock $3.46 Note: (1) Reflects 2.4 million shares of the Company’s 7.875% Series A Cumulative Redeemable Preferred Stock outstanding at a $ 25 liquidation preference per share.

Key Definitions

"Book Value Per Share of Common Stock" is calculated as: a) total stockholders' equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weighted average number of shares of common stock issued and outstanding during the period, basic and diluted.

"Distributable Earnings" is a non-GAAP measure, which we define as GAAP net income (loss) attributable to holders' of common stock, or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for that applicable reporting period, regardless of whether such items are included in other comprehensive income (loss) or net income (loss), and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions with the Company's board of directors and approved by a majority of the Company's independent directors. We also add back one-time charges such as acquisition costs and one-time gains/losses on the early extinguishment of debt and redemption of preferred stock. Distributable Earnings mirrors how we calculate Core Earnings pursuant to the terms of our management agreement between our Manager and us, or our Management Agreement, for purposes of calculating the incentive fee payable to our Manager. While Distributable Earnings excludes the impact of any unrealized provisions for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible.

We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustments, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to our consolidated financial statements for further discussion of our distribution requirements as a REIT. Furthermore, Distributable Earnings help us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations, and is a performance metric we consider when declaring our dividends.

Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.

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March 2024